UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 31, 2022

GPB Automotive Portfolio, LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56285	35-2484347
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 W. 24th Street, 6th Floor, New York, NY 10011
(Address of principal executive offices) (Zip code)

(877) 489-8484
Registrant’s Telephone Number, including Area Code

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On January 31, 2022, GPB Prime Holdings, LLC, Automile Parent Holdings, LLC, Automile Holdings, LLC, and Automile TY Holdings, LLC, and other borrowers thereunder, which are indirect subsidiaries of GPB Automotive Portfolio, LP (the “Partnership”), entered into a Twelfth Amendment (the “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of October 4, 2017, as previously amended, with Manufacturers and Traders Trust Company, as Administrative Agent and as Lender, along with other lender entities party thereto (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to the Amendment, the “Credit Agreement”). The Amendment, among other things, (i) decreases the credit limit that may be borrowed for vehicle floorplan financing from $360 million to up to $8.75 million by reducing (a) Auction Vehicles Allocation to up to $750,000; (b) New Vehicles Allocation to up to $6,250,000; (c) Service Loaner Vehicles Allocation to up to $750,000 and (d) Used Vehicles Allocation to up to $1,000,000, and (ii) replaces the benchmark interest rates under the Credit Agreement for borrowings from the London Interbank Offered Rate (LIBOR) to the Secured Overnight Financing Rate (SOFR) subject to certain adjustments in the Amendment. The Credit Agreement was amended primarily to reflect that the borrowers only own one remaining new vehicle dealership and no longer require the same amounts of debt financing as were previously in place.

The foregoing does not constitute a complete summary of the terms of the Amendment and is qualified in its entirety by reference to the complete text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Twelfth Amendment to Amended and Restated Credit Agreement and Waiver and Consent Agreement, by and between GPB Prime Holdings, LLC, Automile Parent Holdings, LLC, Automile TY Holdings, LLC and M&T Bank Corporation dated January 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2022	GPB Automotive Portfolio, LP

	By:	/s/ Michael Frost
Michael Frost
President, Highline Management Inc.
(Principal Executive Officer)